SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  August 18, 2003

                        Price Communications Corporation
               (Exact Name of Registrant as Specified in Charter)


             New York                    1-8309                 13-2991700
   (State or Other Jurisdiction        (Commission             (IRS Employer
         of Incorporation)             File Number)         Identification No.)


                              45 Rockefeller Plaza
                            New York, New York 10020
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 757-5600

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (c) Exhibit 99.1-- Press Release, dated August 18, 2003.


ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              On August 18, 2003, Price Communications Corporation announced its earnings for the quarter and six months ended June 30, 2003. Attached hereto and incorporated by reference as Exhibit 99.1 is the Press Release announcing such results.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 20, 2003

                        PRICE COMMUNICATIONS CORPORATION



                        By: /s/Kim Pressman
                            -----------------------------------
                            Kim Pressman
                            Executive Vice President and Chief Financial Officer

Exhibit 99.1

                        PRICE COMMUNICATIONS CORPORATION
     News Release                                                Contact:

     August 18, 2003                                                Robert Price
                                                                    212-757-5600

                        PRICE COMMUNICATIONS CORPORATION
               REPORTS EARNINGS OF $0.12 FOR SECOND QUARTER 2003
                            COMPARED TO $0.09 IN 2002

         Price Communications Corporation announced today results for the quarter and six months ended June 30, 2003. The Company reported income from its partnership with Verizon of $16 million for the six months ended June 30, 2003 and $8 million for the quarter ended June 30, 2003.

         The following table presents selected unaudited financial data for the quarter and six months ended June 30, 2003 and 2002. Results for the two periods are not comparable, since the Company disposed of its cellular business on August 15, 2002 and instead had income from its partnership with Verizon during 2003:




               UNAUDITED                           THREE MONTHS ENDED        SIX MONTHS ENDED
               ---------                           ------------------        ----------------
                                                        JUNE 30,                 JUNE 30,
                                                        --------                 --------

                                                                      (000's)
                                                                       -----
                                                    2003         2002         2003       2002
                                                    ----         ----         ----       ----

  EARNINGS FROM PARTNERSHIP                        $8,133          -        $16,189         -
  OTHER INCOME, NET                                 4,170      (16,693)       5,903     (32,941)
  NET INCOME                                        6,314       $5,139       10,870       9,885
  NET INCOME PER SHARE (BASIC)                      $0.12        $0.09        $0.20      $ 0.18
  WEIGHTED AVERAGE SHARES OUTSTANDING              54,384       54,605       54,443      54,670


         In connection with these results, Robert Price, President of the Company said:

           "We are delighted with the performance of our Verizon Wireless of the East partnership supervised by David Benson of Verizon Communications. We continue to explore new prudent acquisitions including mutual fund companies, cellular properties, independent telephone companies, broadcasting companies, and converting our company into a closed-end investment company."

         On August 15, 2002 Price Communications Corporation completed its transaction with Verizon, under which the cellular telephone assets of its Price Communications Wireless subsidiary were exchanged for a preferred limited partnership interest in a new partnership controlled by Verizon Wireless. This interest may be exchanged in 2006 into the common stock of Verizon Communications, Inc.

         Price Communications Corporation is a New York based corporation and trades on the NYSE. It is also traded on the Chicago Stock Exchange (symbol:
PR.M), the Boston Stock Exchange (symbol: PR.B), the Pacific Stock Exchange (symbol: PR.P), and trades in Euros on the Frankfurt and Munich Stock Exchanges

           THIS PRESS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING INFORMATION INVOLVES RISKS AND UNCERTAINTIES THAT COULD SIGNIFICANTLY AFFECT EXPECTED RESULTS. THESE RISKS AND UNCERTAINTIES ARE DISCUSSED IN THE COMPANY'S SEC FILINGS, INCLUDING, BUT NOT LIMITED TO, THE COMPANY'S ANNUAL REPORT ON FORM 10-K.

                 45 Rockefeller Plaza, New York, New York 10020